UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 11, 2009
IDM PHARMA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-19591 (Commission File Number)	33-0245076 (IRS Employer Identification No.)

9 Parker, Suite 100 Irvine, California (Address of principal executive offices)	92618 (Zip Code)
Registrant’s telephone number, including area code (949) 470-4751
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
On May 11, 2009, we issued a press release announcing, among other things, our financial results for the quarter ended March 31, 2009. A copy of this press release is attached as Exhibit 99.1 to this Current Report.
The information in this Item 2.02 and Item 9.01, and Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, regardless of any general incorporation language in such filing.
Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

99.1	Press release of IDM Pharma, Inc. dated May 11, 2009.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IDM PHARMA, INC.
Date: May 11, 2009	By:	/s/ Robert J. De Vaere
Robert J. De Vaere
Senior Vice President, Finance and Administration and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of IDM Pharma, Inc. dated May 11, 2009.